UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014 (February 12, 2014)

BankUnited, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane

Miami Lakes, FL 33016

(Address of principal executive offices) (Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On February 12, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of BankUnited, Inc. (the “Company”) approved the grant of 12,500 restricted shares of the Company’s common stock to Leslie Lunak, the Company’s Chief Financial Officer. The restricted shares have a grant date of February 12, 2014, and will vest in substantially equal installments on each of the first three anniversaries of the grant date, subject to Ms. Lunak’s continued employment with the Company through such dates.

The Committee also awarded a $350,000 annual discretionary cash bonus payment to Ms. Lunak, which will be paid on February 20, 2014, in recognition of her contributions to the Company’s performance in fiscal year 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2014	BANKUNITED, INC.

/s/ Leslie Lunak
	Name:	Leslie Lunak
	Title:	Chief Financial Officer